bre

Be here, be home.

Dear Shareholders

Dear Shareholders

CA
WA

Strategic Market Focus

6.5%

FFO Growth

160
170
180
190

EVA Spread

$163.2M

Capital Recycling

54 %
55 %

Capital Structure

BRE Properties, Inc. 39 th Annual Meeting of Shareholders Mandarin Oriental Hotel May 21, 2009 Exhibit 99.1

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of
1995: Except for the historical information contained herein, this presentation contains forward-looking statements regarding Company and property performance, and is based on the Company’s current expectations and judgment. Actual results could vary materially depending on risks and uncertainties inherent to general and local real estate conditions, competitive factors specific to markets in which BRE operates, legislative or other regulatory decisions, future interest rate levels or capital markets conditions.
The Company assumes no liability to update this information. For more details, please refer to the Company’s SEC filings, including its most recent
Annual Report on Form 10-K and quarterly reports on Form 10-Q.
Safe Harbor Statement

Annual Meeting Agenda
10:00 a.m. Welcome and Call to Order
1. Review Agenda
Robert A. Fiddaman
2. Chairman’s Comments
Robert A. Fiddaman
3. Official Business
Lead Independent Director           Irving “Bud” F. Lyons
– Review of Proxy Items No. 1 and No. 2
– Voting and Report: Inspector of Elections
4. Adjournment of Formal Meeting
10:30 a.m. CEO’s Report Constance B. Moore
11:00 a.m. Q&A Constance B. Moore
11:30 a.m. Annual Meeting Concludes

BRE Board of Directors
Irving F. Lyons,
III,*
Lead Independent Director
Former Vice Chairman
ProLogis
Paula F. Downey*
President
AAA No. Cal., Nevada and Utah
Edward F. Lange, Jr.
COO & CFO
BRE Properties, Inc.
Edward E. Mace*
President
Mace Pacific Holding Co., LLC
Christopher J. McGurk*
CEO
Overture Films
Matthew T. Medeiros*
President & CEO
SonicWALL, Inc.
Constance B. Moore
President & CEO
BRE Properties, Inc.
Jeanne R. Myerson*
President & CEO
The Swig Company
Thomas E. Robinson*
Managing Director
Stifel, Nicolaus & Company
Dennis E. Singleton*
Founding Partner
Spieker Properties, Inc.
*Independent Director

BRE Executive Officers
Constance B. Moore
President
Chief Executive Officer
Stephen C. Dominiak
Executive Vice President
Chief Investment Officer
Edward F. Lange, Jr.
Executive Vice President
Chief Operating Officer
Chief Financial Officer
Kerry Fanwick
Executive Vice President
General Counsel

Shareholder Proposals 1. Election of Directors. 2. Ratification of appointment of Ernst & Young LLP as Independent Registered Public Accounting Firm for the year ending December 31, 2009.

CEO’s Report

BRE Properties
• Publicly traded REIT (BRE:NYSE)
• Multifamily focus; founded 1970
• 73 wholly owned properties; 21,480 units
• 13 JV communities; 4,080 units
• 7 development sites; 2,043 units
• $3.2 billion total market cap
• Uninterrupted dividends since inception

2008 Total Return
-40%
-30%
-20%
-10%
0%
10%
S&P 500 Apartment
Peers*
MS REIT
Index
(RMS)
BRE Dow Jones
Industrial
Average
(38%)
(28%)
(25%)
(34%)
(38%)
*10 largest market caps in sector, excluding BRE.

The Great Recession*
•
Economic climate: severe recession
– Jobs, asset liquidation, financial tumult
– Economic crisis faced by only a few generations
•
BRE is well-positioned
– Hard assets in favorable long-term markets
– Strong balance sheet
– Access to capital
•
Understand the reality of the environment
– House is in order; preparing to exploit opportunities
*As labeled by the Rosen Consulting Group

The Great Recession
• Global deleveraging is the main theme
– Removing 5-10 years of excess leverage
• More than 5.5 million jobs lost in the U.S.
• Current unemployment rates
– United States: 8.9%
– California: 11.2%
• Median homes prices declined 30%- 40%
• Financial markets in crisis
– Bank lending not readily available

Bear Markets Peak to Trough*
*DJIA declines, weekly closing price; data as of Feb. 27, 2009.
Data courtesy of Rosen Consulting Group.
1956-1957
1959-1960
1968-1970
1929-1932
1937-1938
1939-1942
1946-1949
1952-1953
1961-1962
1966
1973-1974
1976-1978
1981-1982
2000-2002
2007-2009*
-100%
-90%
-80%
-70%
-60%
-50%
-40%
-30%
-20%
-10%
0%
0 20 40 60 80 100 120 140 160
Weeks in Decline

National Unemployment Rate 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 1/08 3/08 5/08 7/08 9/08 11/08 1/09 3/09 Data courtesy of the Bureau of Labor Statistics

Job Losses in BRE Markets
Core Markets
Same-Store Absolute Job Losses
# Units % NOI
12 months ended
September 2008
6 months ended
March 2009
San Diego
3,958 22.7%
(17,100) (30,100)
Inland Empire
3,249 14.0%
(55,900) (48,000)
Orange County
2,545 14.4%
(38,800) (43,800)
Los Angeles
2,075 11.6%
(75,200) (103,100)
San Francisco
2,928 20.2%
(25,200) (86,700)
Seattle
2,624 13.0%
16,400 (62,200)
Total Core Markets
17,379 95.9% (195,800) (373,900)

Median Home Prices - California -45% -30% -15% 0% 15% '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 Data courtesy of California Association of Realtors; Rosen Consulting Group

Ratio Private Sector Debt to GDP
1
1.1
1.2
1.3
1.4
1.5
1.6
1.7
1.8
1.9
2
'90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08
Data courtesy of Federal Reserve; Rosen Consulting Group
2000: $13.6 trillion
2008: $24.9 trillion

U.S. Budget Deficit to GDP
-15%
-10%
-5%
0%
5%
'29 '34 '39 '44 '49 '54 '59 '64 '69 '74 '79 '84 '89 '94 '99 '04 '09
Data as of 2008; Courtesy of Office of Management and Budget; Rosen Consulting Group
f

Investment Grade Debt Spread
Performance
0
200
400
600
800
1,000
1,200
1,400
4/07 7/07 10/07 1/08 4/08 7/08 10/08 1/09 4/09
REIT Index 10-Year AAA CMBS
Corporate Index
Data courtesy of Bloomberg, Factset, SNL Financial

REIT Forward FFO Multiples
2.0x
4.0x
6.0x
8.0x
10.0x
12.0x
14.0x
16.0x
18.0x
Q1 Q3 Q1 Q3 Q1 Q3 Q1 Q3 Q1 Q3 Q1 Q3 Q1 Q3 Q1 Q3 Q1 Q3 Q1 Q3 Q1 Q3 Q1 Q3 Q1
Average: 11.1x
‘97 ‘01 ‘02 ‘03 ‘04 ‘06 ‘07 ‘05 ‘98 ‘99 ‘00 ‘08 ‘09
Data courtesy of SNL Financial
Current: 7.1x

Industry & BRE Risks
• Depth and duration of the recession
– Depression scenario remains a possibility*
• Availability and cost of public capital
– Access to reasonably priced debt critical
• Availability and cost of secured GSE debt
– Risk factor largely addressed
• Transaction risk – ability to use dispositions
as source of capital
– All assets priced at distressed levels for prolonged
period
*10% probability; Rosen Consulting Group

BRE’s Tactical Response
•
Capital preservation: deceleration of development
Forecasted Development Advances
$304
$294
$227
$232
$150
$108
$150
$96
$172
$0
$50
$100
$150
$200
$250
$300
$350
$400
$450
2009 2010 2011 2012 2013
at 12/31/07 Current

BRE’s Tactical Response
• Enhancing liquidity
– $620 million Fannie Mae debt closed April ’09
– 10-year term, 5.6%
• $470 million of near-term maturities retired
– ‘09  through ’11, ’13; 6.5% cost of funds
• Implemented at-the-market equity program
– $125 million; Goldman Sachs Sales Agent

Debt Tender Activity
Principal Amount
Prior to Tender Total Tendered % Tendered
Principal Amount
Remaining
5.750% Senior
Notes due 2009
$150,000,000 $61,407,000 41% $88,593,000
4.875% Senior
Notes due 2010
$150,000,000 $119,421,000 80% $30,579,000
7.450% Senior
Notes due 2011
$250,000,000 $201,455,000 81% $48,545,000
7.125% Senior
Notes due 2013
$130,000,000 $89,982,000 69% $40,018,000
TOTAL
$680,000,000 $472,265,000 69% $207,735,000

Debt Maturities
Pre-Execution
03/31/09
$0
$200
$400
$600
$800
$1,000
2009 2010 2011 2012 2013 2014+
$0
$200
$400
$600
$800
$1,000
2009 2010 2011 2012 2013 2014+
Post-Execution
Pro Forma 09/30/09
Unsecured         Secured
Credit Facility

Bank Group Line of Credit
Wells Fargo/ Wachovia $75
Royal Bank of Scotland $75
Bank of America $60
JPMorgan Chase $60
Deutsche Bank $60
Regions Bank $50
Goldman Sachs $40
Morgan Stanley $40
PNC $40
UBS Loan Finance $40
Union Bank of Cal. $40
US Bank $40
Bank of Tokyo-Mitsubishi UFJ $30
MidFirst $25
Mizuho Corp. $25
Northern Trust $20
People’s United $20
Chang Hwa Commercial $10
Total: $750 million
$ -
millions

Peer Liquidity Analysis
2009-2011 Debt Maturities/Total Cap
(1) Includes impact of recently completed debt tender.
Data courtesy of SNL Financial as of 4/13/09
29.3%
27.2%
23.6%
19.0%
16.1%
15.5%
12.8%
8.3%
0.0%
10.0%
20.0%
30.0%
40.0%
PPS UDR CPT HME AIV AVB ESS BRE
Average: 19.3%
(1)

Peer Liquidity Analysis
Debt/Gross Real Estate Assets
(1) Gross Real Estate Assets are calculated as the book value of real estate plus accumulated depreciation.
(2) Includes impact of recently completed debt tender.
Data courtesy of SNL Financial as of 4/13/09
62.3%
60.0%
56.4% 56.1%
51.6%
42.2%
49.6%
45.9%
0%
20%
40%
60%
80%
100%
AIV HME BRE UDR CPT ESS AVB PPS
Average: 53%
(2)
(1)

Peer Liquidity Analysis
2008 Debt Yield
15.7%
13.9% 13.9%
13.1%
13.1%
12.7%
10.8%
10.5%
0%
5%
10%
15%
20%
ESS BRE AVB PPS CPT HME UDR AIV
Average: 13.2%
(1)
(2)
(1) 2008 Debt Yield = 2008 NOI over 12/31/2008 Debt Balance.
(2) Includes impact of recently completed debt tender.
Data courtesy of SNL Financial as of 4/13/09

Recovery: a ways off, but promising
• High probability of recession, not depression
– GDP expected to stabilize 1H’10
– Jobs expected to stabilize 1H’10
• BRE business model benefits from recovery
– California-centric strategy leads to outperformance
• Favorable long-term fundamentals
– No new supply; rents run with jobs
– Gen-Y demographic 70+ million strong
– Growing propensity to rent; ownership levels dropping

Recession Pattern: Jobs and Revenue
Jobs data courtesy of U.S. Bureau of Labor; Forecast: Economy.com
-6%
-4%
-2%
0%
2%
4%
6%
8%
10%
'97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09
Same-Store Revenue Growth Same-Store Job Growth

Light at the end of the tunnel
Projected apt. supply & demand coming out of the recession
Data courtesy of PPR
-30
-20
-10
0
10
20
30
40
50
60
70
2009 2010 2011 2012 2013
Quarterly Change in Demand Quarterly Change in Supply

• Debt recap complete
– Average cost of debt 5.1%
– 3-year runway to bridge recession
• Moderate leverage
– Ability to reduce further; property sales and common
• Development program decelerated
– Organization right-sized for environment
• Dividend held at $2.25; reviewed quarterly
– Payout ratio approaching high-end of range
– Company experienced similar pattern ’04-’06
Our House Is in Order

Percent
125
120
115
110
105
100
95
90
85
80
75
'01
'02
'03
'04
'05
'06
'07
'08
'09(E)

Dividend Payout Ratios FFO Payout Ratio AFFO Payout Ratio

Bringing the numbers home
• In 2005 identified five keys to outperformance
– Provide a scorecard with each Annual Review
• Measures tied to business model
– Strategic market focus
– Earnings (FFO) growth
– EVA spread
– Capital recycling
– Appropriate capital structure
• Strong performance prior to recession
• California-centric model; a risk to exploit

• World’s 8
th
-largest economy – $1.8 trillion GSP
• 12% of total U.S. population – 36.7 million
• Adds 350,000 people annually – 13% of U.S.
population growth (since 2000)
• 11% of total U.S. employment
• 42% of housing is renter-occupied
California

Strategic Market Focus three- to five- year target 2008 results California Southern California Northern California

Core FFO Growth three- to five-year target average since 2005 2008 results

Internal Same-Store Growth Revenue NOI three- to five-year target average since 2005 2008 results three- to five-year target average since 2005 2008 results

External NOI Growth
The Stuart at Sierra Madre Villa, Pasadena, CA
Renaissance at Uptown Orange, Orange, CA
Avenue 64, Emeryville, CA
$ estimated
future capital
investment
expected stabilized
yields
$ invested
capital
expected stabilized
yields
2008 completed projects
The Pipeline           units
construction in progress, land
owned and land under contract
Washington……………………………659
Northern CA……………………….1,497
Southern CA…………….………..1,286

Economic Value Added
(EVA) Spread
Basis Points
at 100…….......................…BRE/Peer Performance 2005
at 150…….… ...Beats Expectations; Creates Value
at 200………………..……………..Outperformance Defined
basis point target EVA spread
basis point increase in
EVA spread 2005-2008

Capital Recycling
Properties sold in 2008:
Sacramento……....................…four (644 units)
Northern CA……...……………...one (560 units)
Seattle…………………………………..one (280 units)
three-year average
2008 results
annual target

Capital Structure Leverage Interest Coverage three- to five- year target 2008 results

Challenges/Opportunities
• Assess magnitude & duration of recession
• Adopt appropriate capital structure
– Will unsecured markets return?
– Will multifamily companies convert to secured debt?
– Will the banks and life companies participate?
• Adopt appropriate investment program
– Rebalance acquisitions/development activities
– Net buyer vs. net builder
• Manage existing development pipeline
– Enterprise-wide accretion required

Cap Rates by Product Type
Data courtesy of Rosen Consulting Group; 4Q’08 data.
4.0%
4.5%
5.0%
5.5%
6.0%
6.5%
7.0%
7.5%
8.0%
8.5%
9.0%
9.5%
'89 '91 '93 '95 '97 '99 '01 '03 '05 '07
'09f
Apartment
Office
Industrial
Retail

‘
Challenges/Opportunities
• Opportunities may be abundant
– $3.7 trillion of commercial real estate debt, most
distressed, maturing through 2011
– Cap rate opportunities may be unprecedented
– Active buyer of West Coast apartment communities by 10
• Opportunities to scale; different paths
– On balance sheet; core market acquisitions
– Off balance sheet; joint ventures and funds
– New markets a possibility

Questions?

BRE Properties, Inc. 39 th Annual Meeting of Shareholders Mandarin Oriental Hotel May 21, 2009